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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): July 10, 2002


                        CAVALCADE OF SPORTS MEDIA, INC.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)



               Nevada                  000-31048           33-0766069
    ----------------------------      -----------      -------------------
    (State or other jurisdiction      Commission          (IRS Employer
          of Incorporation)           File Number      Identification No.)


          12268 Via Latina, Del Mar, California             92914
         ----------------------------------------         ----------
         (Address of principal executive offices)         (Zip Code)


      Registrant's Telephone Number, including area code: (858) 481-2207
                                                          --------------


        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)





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                                FORM 8-K


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

See Item 5.



ITEM 5.  OTHER EVENTS.

A.  Cineports, Inc.
-------------------

As scheduled in the Plan and Agreement of Merger for the Registrant's acquisition of Cineports.com, Inc. by means of a merger of Cineports.com, Inc. with and into a wholly-owned subsidiary of the Registrant, the merger was closed on July 10, 2002, to be effective as of 12:01 a.m. July 1, 2002.

Cineports' is engaged in the acquisition of distribution agreements with several foreign film libraries to sell films to homeowners, on a pay-per-view basis, via broadband. Currently, Cineports has distribution agreements with substantial European film libraries.
Cineports is currently developing a secured delivery system.

To effectuate the forward triangular merger, Registrant issued:

    1. For the 1,135,519 shares of Cineports' Series A Preferred Stock, Cavalcade, 567,780 shares of its Common Stock, or two (2) share of Cavalcade's Common Stock for each four (4) shares of the Series A;

    2. For the 80,000 shares of Cineports' Series B Preferred Stock, Cavalcade shall issue 100,000 shares of its Common Stock, or one and a quarter (1.25) shares of Cavalcade's Common Stock for each one (1) share of the Series B; and

    3. For the 10,304,5561 shares of Cineports' Common Stock, Cavalcade shall issue (i) 4,121,822 shares of Cavalcade's Common Stock and (ii) 6,182,733 Warrants, each giving the holder the right to purchase a share of Cavalcade's Common Stock, within a two year period after issuance, at an exercise price of One Dollar and Twenty Cents ($1.20), or four-tenths of a shares of Cavalcade's Common Stock and one (1) Warrant for each share of Cineports' Common Stock.

Contemporaneously with the closing of the merger, the president of Cineports.com, Inc., Jefferson D. Simmons, became president of
Registrant and the secretary of Cineports.com, Inc., Arnold Lutzker, became Secretary of Registrant.


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B.  ChangeBridge Entertainment Television LLC.
----------------------------------------------

Pursuant to the Plan and Agreement of Reorganization for the acquisition of Changebridge Television, Inc. (formerly ChangeBridge Entertainment Television LLC,) the transaction was automatically effective at and as of 12:01 a.m. on July 1, 2002. To effectuate the acquisition, Richard Levinson contributed all of the assets of his single-owner limited liability company (disregarded entity) to a newly-organized Nevada corporation, "ChangeBridge Television, Inc.". The Registrant then acquired that corporation as a wholly-owned subsidiary. In the stock-for-stock exchange, Registrant acquired all of the issued and outstanding capital stock of ChangeBridge Television, Inc. for all 100,000 shares of the newly designated series of preferred stock, the so-called "ChangeBridge Acquisition Series. Each share of such series has a par value of $.001, a stated capital of $.001 ($10.00), is entitled to one (1) vote per share and votes with the Common Stock of Cavalcade as a single class, is entitled to elect 49.9% of the Board of Directors of Newco, receives such dividends as the Board of Directors of Cavalcade shall determine, but only to be paid from the earned income of Newco and are entitled to convert into shares of the Common Stock of Cavalcade on the basis of the following formula:

Upon receipt of the audited statements as of the fiscal year ended December 31, 2005) the net income of ChangeBridge, after federal and state income taxes, shall be determined. Such after-tax net income shall be multiplied by the same price earnings multiple "P/E Multiple" given by the market for Cavalcade. The result of multiplying the after-tax net income by the P/E Multiple shall be divided by the average of the closing bid and Asked prices of the Cavalcade Common Stock for the twenty (20) sequential trading days prior to and including the date of the calculation, which shall be deemed to be the date of the auditor's report on the financial statements. The result shall be the number of shares of Common Stock of Cavalcade into which the total number of shares of both (1) the ChangeBridge Acquisition Series of Convertible Preferred Stock and (2) the ChangeBridge Funding Series of Convertible Preferred Stock shall be converted, adding the shares of each Series together and converting pro rata.

To provide funding to ChangeBridge, Registrant also designated a second series of preferred stock, called the ChangeBridge Funding Series, consisting of 1,000,000 shares. Each share of the ChangeBridge Funding Series has a par value of $.001, a stated capital of $10.00, is entitled to cumulative dividends at the rate of 10% but solely based upon and derived from the earnings of Newco, has one vote per share, and votes with the Common Stock as a single series. The series automatically convertible into shares of Common Stock of Cavalcade at the time of the conversion of the ChangeBridge Acquisition Series on the same formula.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

After a review of the acquisitions by the Registrant's auditors, it has been determined that no audited financial statements for the two transactions are required as neither company was doing business within the meaning of the applicable SEC rules and regulations as of the acquisition dates. Accordingly, no financial statements need or will be supplied.

Attached as an Exhibit are the respective Plans and Agreements of Merger and Reorganization respectively, and the Articles of Merger and Certificate of Merger as filed in Nevada and Delaware respectively for the Cineports.com, Inc. transaction.

Also attached as Exhibits are the Certificates of Designation of the ChangeBridge Acquisition Series and the ChangeBridge Funding Series.

Exhibit Index

  4.3     Certificate of Designation for ChangeBridge Acquisition
          Series of Preferred Stock

  4.4     Certificate of Designation for ChangeBridge Funding Seris of
          Preferred Stock

  10.17   Plan and Agreement of Reorganization with Richard Levinson
          (ChangeBridge)

  10.18   Plan and Agreement of Merger with Cineports.com, Inc.

  10.19   Articles of Merger (Nevada) for Cineports.com. Inc.
          transaction

  10.20   Certificate of Merger (Delaware) for Cineports.com, Inc.
          transaction



                            SIGNATURES
                            ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  Cavalcade of Sports Media, Inc.


                                     /s/ Jefferson D. Simmons
Date: July 24, 2002               ___________________________________
                                  By: Jefferson D. Simmons, President




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